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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 7, 2006


                             GASTAR EXPLORATION LTD.
             (Exact Name of Registrant as Specified in Its Charter)

       ALBERTA, CANADA                001-32714                  38-3324634
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)


                          1331 LAMAR STREET, SUITE 1080
                              HOUSTON, TEXAS 77010
                    (Address of principal executive offices)

                                 (713) 739-1800
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

     On February 7, 2006, Gastar Exploration Ltd. announced that it has finalized initial completion operations on its two most recent wells in the Hilltop area of East Texas. Gastar is currently drilling another Knowles formation well and is finalizing plans for a multi-rig Bossier drilling program.

     The Donelson #1 well is flowing to sales at a gross sales rate of 7.9 MMCFD and the Donelson #2 well is flowing to sales at gross sales rates of 1.9 MMCFD (a combined 7.3 MMCFD net to Gastar) from completions in the lower Bossier and Knowles formations, respectively. The Donelson #1 well is completed in only one of three pay zones in the lower Bossier formation. The Donelson #1 well also encountered potential pay in the middle and upper Bossier formations as well as the shallower Pettet formation. After producing the initial completion for a brief period of time, Gastar plans to add additional lower Bossier completions in the Donelson #1 well that are expected to increase production rates. Gastar is also finalizing plans to add additional perforations and perform an acid stimulation in the Knowles pay zones in the Donelson #2 well after production testing of the well.

     Gastar is currently drilling the Wildman Trust #1 well (Gastar 67% working interest) in the Hilltop vicinity to a planned total depth of 14,600 feet to test the Pettet, Travis Peak and Knowles formations. The Wildman Trust #1 well is expected to reach total depth in approximately 35 days.

     A copy of the Company's press release, dated February 7, 2006, regarding this filing is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

     The following is a list of exhibits filed as part of this Form 8-K:

Exhibit No.                   Description of Document
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   99.1         Press release dated February 7, 2006.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               GASTAR EXPLORATION LTD.


Date: February 7, 2006                         By: /s/ J. RUSSELL PORTER
                                                   -----------------------------
                                                   J. Russell Porter
                                                   President and Chief Executive
                                                   Officer

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                                  EXHIBIT INDEX

Exhibit No.                   Description of Document
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   99.1       Press release dated February 7, 2006.